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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 29, 1998 included (or incorporated by reference) in Danaher Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP
                                                         ARTHUR ANDERSEN LLP


Washington, D.C.
June 4, 1998